Exhibit 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the College Retirement Equities Fund does hereby certify, to such officer’s knowledge, that:

This report on Form N-CSR of the College Retirement Equities Fund (the “Fund”) (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 6, 2015	By:	/s/ Robert G. Leary
Robert G. Leary
President and Principal Executive Officer
(principal executive officer)

Date: August 6, 2015	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Executive Vice President, Chief Financial Officer and Principal Accounting Officer
(principal financial officer)